UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2023

ALPHATIME ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41584	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 5TH Avenue, Suite 938

New York, NY 10110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (347) 627-0058

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant and one right	ATMCU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.0001 per share	ATMC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one ordinary share at an exercise price of $11.50 per share	ATMCW	The Nasdaq Stock Market LLC

Rights, each right entitling the holder thereof to one-tenth of one ordinary share	ATMCR	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On September 27, 2023, AlphaTime Acquisition Corp., a Cayman Islands exempted company (the “Company”), notified American Stock Transfer & Trust Company, LLC, the trustee of the Company’s trust account (the “Trust Account”), that it was extending the time available to the Company to consummate its initial business combination from October 4, 2023, to January 4, 2024 (the “Extension”). The Extension is the first of up to three (3) three-month extensions permitted under the Company’s governing documents.

Pursuant to the terms of the Company’s Amended and Restated Memorandum and Articles of Association, on September 27, 2023, in connection with the Extension, the Company’s sponsor, Alphamade Holding LP, deposited an aggregate of $690,000.00 (the “Extension Payment”) into the Trust Account, on behalf of the Company. This deposit was made in respect of a non-interest bearing loan to the Company (the “Loan”). If the Company completes an initial business combination by January 4, 2024, the outstanding principal amount of the Loan will be converted into shares of the Company’s ordinary shares. If the Company does not complete its initial business combination by January 4, 2024, the Company may only repay the Loan from funds held outside of the Trust Account.

On October 3, 2023, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the Extension. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 3, 2023
101	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AlphaTime Acquisition Corp.

	By:	/s/ Dajiang Guo
	Name:	Dajiang Guo
	Title:	Chief Executive Officer
Date: October 3, 2023